Prospectus supplement dated May 9, 2013
to the following prospectus(es):
Marathon Corporate VUL prospectus dated May 1, 2013
Marathon VUL (NLAIC) prospectus dated May 1, 2009
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) Your prospectus offers the following underlying investment options under your contract/policy. Effective May 1, 2013, the names of the investment options will be updated as indicated below:
CURRENT NAME	UPDATED NAME
M Fund, Inc. – M Business Opportunity Value Fund	M Fund, Inc. – M Large Cap Value Fund
2) Effective on or about June 17, 2013, Aberdeen Asset Management Inc. and Diamond Hill Capital Management, Inc. will no longer be sub-advisers for the Nationwide Variable Insurance Trust – NVIT Nationwide Fund and will be replaced by Highmark Capital Management, Inc.
PROS-0220